Exhibit 99.2

Celebrating our first decade of innovation in precision medicine Expanding our transformative lung cancer pipeline NOVEMEBER 29, 2021 Blueprint Medicines investor call to discuss planned acquisition of Lengo Therapeutics © 2021 Blueprint Medicines Corporation

Forward - looking statements 2 This presentation contains forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995 , as amended . The words "aim," "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . In this presentation, forward - looking statements include, without limitation, express or implied statements regarding plans, strategies, timelines and expectations for the current or future approved drugs and drug candidates of Blueprint Medicines Corporation (the “Company”), including timelines for marketing applications and approvals, the initiation of clinical trials or the results of ongoing and planned clinical trials ; the Company’s plans, strategies and timelines to nominate development candidates ; plans and timelines for additional marketing applications for avapritinib and pralsetinib and, if approved, commercializing avapritinib and pralsetinib in additional geographies or for additional indications ; the potential benefits of any of the Company’s current or future approved drugs or drug candidates in treating patients ; timelines and expectations for the proposed acquisition (including future performance and revenue) ; and ௗ the Company’s ௗ financial performance, strategy, goals and anticipated milestones, business plans and focus . The Company has based these forward - looking statements on management's current expectations, assumptions, estimates and projections . If such expectations, assumptions, estimates and projections do not fully materialize or prove incorrect, the events or circumstances referred to in the forward - looking statements may not occur . While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward - looking statements . These risks and uncertainties include, without limitation, risks and uncertainties related to the impact of the COVID - 19 pandemic to the Company's business, operations, strategy, goals and anticipated milestones, including the Company's ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved drugs, and launching, marketing and selling current or future approved drugs ; the Company’s ability and plans in establishing a commercial infrastructure, and successfully launching, marketing and selling current or future approved products ; the Company’s ability to successfully expand the approved indications for AYVAKIT Œ /AYVAKYT® ( avapritinib ) and GAVRETO Œ ( pralsetinib ) or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future ; the delay of any current or planned clinical trials or the development of the Company's drug candidates or the licensed drug candidate ; the Company's advancement of multiple early - stage efforts ; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all ; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates ; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials or marketing applications ; the Company's ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT, GAVRETO or any drug candidates it is developing ; the Company's ability to develop and commercialize companion diagnostic tests for any of the Company's current or future approved drugs or drug candidates ; the Company's ability to complete the proposed acquisition in a timely manner or at all ; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed acquisition ; and the success of the Company's current and future collaborations, partnerships and licenses . These and other risks and uncertainties are described in greater detail under "Risk Factors" in the Company's filings with the Securities and Exchange Commission ("SEC"), including its most recent Annual Report on Form 10 - K, as supplemented by its most recent Quarterly Report on Form 10 - Q, and any other filings it has made or may make with the SEC in the future . The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that its expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished . The forward - looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise . Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements . This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk . Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation.

Blueprint Medicines to acquire Lengo Therapeutics IND, investigational new drug application. 3 LEADER IN PRECISION THERAPY LNG - 451 & RESEARCH PORTFOLIO Expands our transformative pipeline for patients with non - small cell lung cancer Adds potential best - in - class, IND - ready EGFR exon 20 precision therapy Leverages our integrated precision therapy business to maximize patient impact $250M purchase price plus $215M in potential regulatory approval and sales - based milestone payments

LNG - 451 is highly complementary to our lung cancer pipeline NSCLC, non - small cell lung cancer; IND, Investigational New Drug Application. * Based on preclinical models. 4 Therapeutic targets in NSCLC Program status • RET fusions and predicted resistance mutations • Approved for first - line treatment of advanced RET fusion+ NSCLC in the US and EU BLU - 945 • EGFR exon 19 deletion and L858R plus on - target resistance mutations • Phase 1/2 SYMPHONY trial is ongoing BLU - 701 • EGFR exon 19 deletion and L858R plus on - target resistance mutations • Highly brain penetrant* • On track to initiate Phase 1/2 trial in Q4 2021 LNG - 451 • EGFR exon 20 insertion mutations • Highly brain penetrant* • Lengo on track to submit IND in Q4 2021 Lengo Therapeutics has additional preclinical precision oncology programs for NSCLC and beyond, with a platform focused on covalent, brain penetrant small molecule kinase inhibitors

We have expanded our opportunity to transform EGFR - driven lung cancer 1 Datamonitor , SEER, Incidence and Prevalence Database, GBD 2019, WHO, IARC, RKI, Cancer Research UK, Siegel 2015 CA Cancer J Res, Sonoda 2019 Cancer Manag Res. 2 Riess 2018 J Thorac Oncol. CNS, central nervous system; Del, deletion; Ins, insertion. 5 22% 15% 45% 45% 0% 20% 40% 60% US EU Japan China Our pipeline will address >90% of activating EGFR mutations 2 47% 32% 12% 9% Exon 19 del L858R Exon 20 ins Other rare Significant need exists in patients with exon 20 insertions Estimated EGFR mutation rates in NSCLC adenocarcinoma • All approved and investigational therapies have important safety, efficacy and/or CNS limitations • Opportunities: Better selectivity Improve tolerability including cardiovascular safety Enhanced brain penetration Treat or prevent brain metastases Oral administration Enable patient convenience Frequency of activating mutations in patients with EGFR - driven NSCLC in a recent U.S. multi - center study EGFR is the second most common oncogenic driver in NSCLC 1

LNG - 451 has best - in - class potential Internal company data on file. 6 Potent inhibition of all common EGFR exon 20 insertion variants Highly selective over wild - type EGFR and off - target kinases Oral administration with well - characterized preclinical pharmacology Brain penetrant with robust activity in a preclinical intracranial model Preclinical data show LNG - 451 achieves all target profile features, with potential to translate into improved safety and efficacy, including in patients with brain metastases

	Program	Indication	DISCOVERY	EARLY-STAGE DEVELOPMENT	LATE-STAGE DEVELOPMENT	REGULATORY SUBMISSION	APPROVED
	AYVAKIT™ (avapritinib) (PDGFRA & KIT)	PDGFRA GIST[1,2,3]					U.S., Europe
		Advanced SM[2,4]				MAA	U.S.
		Non-advanced SM[2]					
	GAVRETO® (pralsetinib) (RET)	RET+ NSCLC[1,2,5,6]					U.S., Europe
		RET+ thyroid cancer[1,2,5,8]				MAA	U.S.
		Other RET-altered solid tumors[1,2,5]					
	Fisogatinib (FGFR4)	Advanced HCC (+/- sugemalimab)[2]					
	BLU-263 (KIT)	Non-advanced SM					
	BLU-701 (EGFR double mutant)	EGFR+ NSCLC[1,7]					
	BLU-945 (EGFR triple mutant)	EGFR+ NSCLC[1,7]					
+	LNG-451 (EGFR exon 20)	EGFR+ NSCLC[1]					
	BLU-222 (CDK2)	Cyclin E aberrant cancers					
	BLU-852 (MAP4K1)[9]	Advanced cancers					
+	Multiple undisclosed research programs						

Legend: ongoing or completed; planned

1. Unresectable or metastatic disease. 2. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. 3. Approved in the U.S. for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Received conditional marketing authorization in Europe under the brand name AYVAKYT® for the treatment of adults with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 4. Approved in the U.S. for the treatment of adults with advanced SM, including aggressive SM, SM with an associated hematologic neoplasm and mast cell leukemia. 5. In collaboration with Roche. Blueprint Medicines and Roche have co-exclusive rights to develop and commercialize pralsetinib in the U.S., and Roche has exclusive rights to develop and commercialize pralsetinib outside the U.S., excluding the CStone territory. 6. Received accelerated approval in the U.S. for the treatment of adults with metastatic RET fusion-positive NSCLC. Continued approval may be contingent on a confirmatory trial. The proposed indication for the MAA is locally advanced or metastatic RET fusion-positive NSCLC previously treated with platinum-based chemotherapy. 7. Zai Lab has exclusive rights to develop and commercialize BLU-701 and BLU-945 in Mainland China, Hong Kong, Macau and Taiwan. 8. Received accelerated approval in the U.S. for the treatment of patients with advanced or metastatic RET-mutant medullary thyroid cancer and RET fusion-positive thyroid cancer. Continued approval may be contingent on confirmatory trials. 9. In collaboration with Roche. Blueprint Medicines and Roche are conducting activities for up to two programs under the collaboration, including the program targeting MAP4K1. For one of the programs, Blueprint Medicines has U.S. commercial rights and Roche has ex-U.S. commercialization rights. For one of the programs, Roche has worldwide commercialization rights. GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; MAA, marketing authorization application; NDA, new drug application; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis.

Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation.

Updated as of November 29, 2021

Not for promotional use.

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